UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (date of earliest event reported):

April 1, 2022

SUMMIT HEALTHCARE REIT, INC.

(Exact name of registrant as specified in its charter)

Maryland	000-52566	73-1721791
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

2 South Pointe Drive, Suite 100, Lake Forest, California 92630

(Address of principal executive offices)

(800) 978-8136

(Registrant's telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act.
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act.
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act.
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Ticker symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Item 1.01	Entry into a Material Definitive Agreement.

The information set forth below in Item 2.03 is incorporated herein by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On April 1, 2022, Summit Healthcare REIT, Inc. (the “Company,” “we” or “us”), entered into a temporary space license agreement (“Temporary License”) and a standard office lease (“New Lease”) with Lakehills CM-CG LLC.

The Temporary License, for space located in Laguna Hills, California, begins on April 22, 2022 and expires on the date we move out of such temporary office space or five (5) days after the substantial completion of certain tenant improvements in the office space subject to the New Lease, but in no event later than March 31, 2023. We are entitled to use such office space at no cost during the term of the Temporary License.

Concurrent with the execution of the Temporary License, we entered into the New Lease which begins on or about November 1, 2022 for a period of sixty-six (66) months, with a five-year renewal option. The office space subject to the New Lease is also located in Laguna Hills, California. The New Lease is for approximately 5,241 square feet in a two-story building. The New Lease provides for the abatement of the base rent for the second full calendar month through the seventh full calendar month of the lease term. The initial annual base rent is $203,399 and increases three percent (3%) each year on the anniversary date of the commencement of the New Lease.

The description of these agreements do not purport to be complete and are qualified in all respects with reference to the applicable license and lease agreements, copies of which are attached hereto as Exhibits 10.1 and 10.2 and incorporated into this Item 2.03.

Item 9.01	Financial Statements and Exhibits

Exhibit No.	Description

10.1	Temporary Space License Agreement between Lakehills CM-CG LLC, a Delaware limited liability company, as licensor, and Summit Healthcare REIT, Inc., as licensee, dated April 1, 2022.

10.2	Standard Office lease between Lakehills CM-CG LLC, a Delaware limited liability company, as landlord, and Summit Healthcare REIT, Inc., as tenant, dated April 1, 2022.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

SUMMIT HEALTHCARE REIT, INC.

By:	/s/ Elizabeth A. Pagliarini
Name:	Elizabeth A. Pagliarini
Title:	Chief Financial Officer

Dated: April 7, 2022